UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ___________________

                                    FORM 8-K
                              ___________________

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): September 10, 2004

                              ___________________

                           Q Comm International, Inc.
             (Exact name of registrant as specified in its charter)

                              ___________________

                                      Utah
                 (State or other jurisdiction of incorporation)


             001-31718                                 87-0674277
     (Commission File Number)               (IRS Employer Identification No.)


     510 East Technology Avenue,
             Building C
             Orem, Utah                                   84097
(Address of principal executive offices)                (Zip Code)

                                 (801) 226-4222
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

                              ___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant

     On July 30, 2004, the Audit Committee of the Board of Directors of Q Comm International, Inc. (the Company) decided to engage Tanner + Co., Salt Lake City, Utah as independent accountant and auditor to report on the Company's financial statements for the year ended December 31, 2004, and to do the quarterly reviews in beginning with the quarter ended September 30, 2004.

     In conjunction with the new engagement, the Company will discontinue the services of Pritchett, Siler & Hardy, Salt Lake City, Utah as the Company's principal accountant to audit and report on the Company's financial statements. Pritchett, Siler & Hardy has served the Company for the last five years. Under SEC Regulation S-K, Reg.ss.229.304, the reason for the auditor change is dismissal, not resignation nor declining to stand for re-election.

     The report of Pritchett, Siler & Hardy on the Company's financial statements consisting of consolidated balance sheet as of December 31, 2003, and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the two years in the period ended December 31, 2003, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. In addition to acting as the Company's principal accountant, Pritchett, Siler & Hardy has prepared the Company's tax filings for the past five years and its quarterly reviews since such reviews have been required by SEC policies.

     In connection with the Company's two most recent fiscal year audits and any subsequent interim period preceding the disengagement of Pritchett, Siler & Hardy, there were no disagreements with Pritchett, Siler & Hardy or reportable events on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report. In connection with its audit of the Company's 2003 financial statements, Pritchett, Siler & Hardy noted no matters involving the internal control structure and operations that they considered to be material weaknesses.

     The Company has provided Pritchett, Siler & Hardy with a copy of the foregoing disclosure. A letter addressed to the SEC by Pritchett, Siler & Hardy stating that the former audit firm agrees with the above statements made by the Company is attached as an exhibit.

     The Audit Committee, comprised of the Company's outside directors, believes a change in auditors will be beneficial to executing its oversight responsibilities by providing a fresh look. The Audit Committee believes Tanner + Co. has staff and partners well suited to serve the needs of the Company.

     No consultations occurred between the Company and Tanner + Co. during the two most recent fiscal years and any subsequent interim period prior to Tanner + Co.'s appointment regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Company's financial statements, or other information provided that was considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of disagreement or a reportable event requiring disclosure under Item 304(a)(1)(v) of Regulation S-K.

________________________________________________________________________________

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

Exhibit
Number         Description
------         -----------

16.1 Letter from Pritchett, Siler & Hardy to the United States Securities and Exchange Commission, dated September 10, 2004 regarding change in certifying accountant.


The information in this Form 8-K and Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any such filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
________________________________________________________________________________

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 10, 2004                Q Comm International, Inc.

                                         /s/ Michael K. Openshaw
                                         -----------------------

                                         Michael K. Openshaw
                                         Chief Financial Officer

________________________________________________________________________________

                                  EXHIBIT INDEX

Exhibit
Number         Description
------         -----------

16.1 Letter from Pritchett, Siler & Hardy to the United States Securities and Exchange Commission, dated September 10, 2004 regarding change in certifying accountant.